Exhibit 10.1

                         EMERGING MARKETS HOLDINGS, INC.
                             SUBSCRIPTION AGREEMENT

         1. Subscription. The undersigned hereby subscribes to purchase _______ (the "Units"), of Emerging Markets Holdings, Inc. (the "Company") for a purchase price equal to $1.00 per unit or $________________ total. A cashier's check payable to "SunTrust Bank, as Escrow Agent for Emerging Markets Holdings, Inc." in the amount of the purchase price is enclosed with this Subscription Agreement.

         2. Subscription Funds. The undersigned understands that the subscription funds will be held in an escrow account at SunTrust Bank. In the event this Subscription Agreement is rejected in whole by the Company, or if subscriptions for a minimum of 5,000,000 Units have not been received and accepted by the Escrow Agent, the funds will be promptly returned to the undersigned without interest or deduction, and this Subscription Agreement will be null and void. In the event this Subscription Agreement is accepted, in whole or in part, the funds deposited in the escrow account will be paid over to the Company at a closing and applied as described in the Prospectus (and any amounts which the undersigned has tendered in excess of the cash subscription price for the Units allocated to the undersigned will be returned).

         3. Acknowledgement. The undersigned acknowledges that, prior to signing this Subscription Agreement, he or she has received the Prospectus describing the offering of Units by the Company and has carefully reviewed the risks of and other considerations relevant to, a purchase of the Common Stock, including those described under the caption "Risk Factors" in the Prospectus.

         4. Subscription Irrevocable. This Subscription Agreement is not transferable or assignable and is irrevocable, except that the execution and delivery of this Subscription Agreement will not constitute an agreement between the undersigned and the Company until this subscription is accepted on behalf of the Company. This Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs and legal representatives. The undersigned hereby executes this Subscription Agreement as of the ____ day of 20___, at _______________, ______________. (City) (State)

                               SUBSTITUTE FORM W-9
               PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER

         Under the penalties of perjury, I certify that: (1) the Social Security number or Taxpayer Identification Number given below is correct; and (2) I am not subject to backup withholding. INSTRUCTION: YOU MUST CROSS OUT NUMBER 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.


MAIL TO:                                        Signature: _____________________

Pacific Stock Transfer Company                  Print Name: ____________________
500 East Warm Springs Road, Suite 240
Las Vegas, Nevada 89118
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                                                Federal Employer Identification
                                                Number/Social Security Number

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                                                      Street Address

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                                                      City, State and Zip Code

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                                                      Telephone Number